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                                                                    EXHIBIT 23.3




                      [LETTERHEAD OF KPMG PEAT MARWICK LLP]




                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Little Mountain Bancshares, Inc.

We consent to the use of our report dated April 23, 1998 included herein and to the reference to our firm under the heading "EXPERTS" in the prospectus.



                                               /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
June 16,1998